SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: November 30, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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               Delaware                                  52-1972128
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       (State of Incorporation)                (I.R.S. Employer Identification
                                                            No.)



7485 New Horizon Way, Frederick, Maryland                         21703
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 Address of principal executive offices                        (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            On November 30, 1999, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, a Supplement (the "Supplement") dated November 23, 1999 to a Prospectus Supplement dated September 22, 1999 and a Prospectus dated August 18, 1999, relating to the offering of the Registrant's Mortgage Pass-Through Certificates, Series 1999-25, Class B-1, Class B-2 and Class B-3. The Registrant's Mortgage Pass-Through Certificates, Series 1999-25 also includes certain classes of certificates not offered by the Supplement (such classes, together with the Class B-1, Class B-2 and Class B-3 Certificates, are referred to herein as the "Certificates"). The Certificates were issued on September 29, 1999.

            The Supplement contains selected updated information regarding the Certificates and the Mortgage Loans constituting the trust estate underlying the Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWEST ASSET SECURITIES CORPORATION

November 30, 1999
                                        /s/ Patrick Greene
                                       ---------------------------------------
                                       Patrick Greene
                                       Vice President